                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant

 Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-II(c) or

[ ]      Section 240.14a-12

                                   Filing by:

                              DIGITAL IMPACT, INC.
            -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               _________________________________________________________________

               _________________________________________________________________

        2)     Aggregate number of securities to which transaction applies:

               _________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

               _________________________________________________________________

        5)     Total fee paid:

               _________________________________________________________________

               _________________________________________________________________


[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               _________________________________________________________________

        2)     Form, Schedule or Registration Statement No.:

               _________________________________________________________________

        3)     Filing Party:

               _________________________________________________________________

        4)     Date Filed:

               _________________________________________________________________

                             [DIGITAL IMPACT LOGO]

                              DIGITAL IMPACT, INC.
                                                                   June 19, 2000

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Digital Impact, Inc., a Delaware corporation, to be held on Friday, July 21, 2000 at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California, commencing at 1:00 p.m. local time.

     At the Annual Meeting, you will be asked to consider and vote upon the following:

     1. The election of two Class I directors to serve for the ensuing three years and until their successors are elected and qualified;

     2. An amendment to our 1998 Stock Plan (the "Plan") which (i) increases the number of shares reserved for issuance under the Plan by 2,500,000 shares to 11,295,000 shares and (ii) adjusts the rate of the Plan's annual stock replenishment from 4% to 5% of our outstanding shares; and

     3. The ratification of the reappointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2001.

     The accompanying Proxy Statement presents the details of these proposals.

     Your participation and vote is important. A plurality of the shares present in person or represented by proxy at the Annual Meeting entitled to vote in the Annual Meeting and actually cast will elect the Class I directors. The approval of proposals (2) and (3) will not be effected without the affirmative vote of at least a majority of the outstanding shares of common stock present and voting at the Annual Meeting.

     For further information regarding the matters to be voted on at the Annual Meeting, I urge you to carefully read the accompanying Proxy Statement. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Kenneth Hirschman, General Counsel of Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, California 94402; telephone: (650) 356-3400. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

                                          Sincerely,

                                          /s/ WILLIAM PARK
                                          William Park
                                          Chairman, President and
                                          Chief Executive Officer

     The accompanying Proxy Statement is dated June 19, 2000 and is first being mailed to stockholders on or about June 19, 2000.

                             [DIGITAL IMPACT LOGO]

                              DIGITAL IMPACT, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 21, 2000

To the stockholders of Digital Impact, Inc.

     NOTICE IS HEREBY GIVEN that the 2000 annual meeting of stockholders (the "Annual Meeting") of Digital Impact, Inc., a Delaware corporation ("Digital Impact"), will be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California on July 21, 2000. The Annual Meeting will begin at 1:00 p.m. local time for the following purposes:

     1. The election of two Class I directors to serve for the ensuing three years and until their successors are duly elected and qualified;

     2. An amendment to our 1998 Stock Plan (the "Plan") which (i) increases the number of shares reserved for issuance under the Plan by 2,500,000 shares to 11,295,000 shares and (ii) adjusts the rate of the Plan's annual stock replenishment from 4% to 5% of our outstanding shares;

     3. The ratification of the reappointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2001; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on May 22, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

                                          By order of the Board of Directors
                                          of Digital Impact, Inc.

                                          /s/ DAVID OPPENHEIMER
                                          David Oppenheimer
                                          Vice President, Finance, Chief
                                          Financial
                                          Officer, Treasurer and Secretary

San Mateo, California
June 19, 2000

                             YOUR VOTE IS IMPORTANT

     In order to ensure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and to return it in the enclosed envelope.

                             [DIGITAL IMPACT LOGO]

                              DIGITAL IMPACT, INC.
                           177 BOVET ROAD, SUITE 200
                              SAN MATEO, CA 94402
                                 (650) 356-3400
                            ------------------------

                            PROXY STATEMENT FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished by our board of directors to holders of our common stock in connection with the solicitation of proxies for use at the annual meeting of our stockholders (the "Annual Meeting") to be held on Friday, July 21, 2000 at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California, commencing at 1:00 p.m. local time and at any adjournment or postponement thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about June 19, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, CA 94402, Attention:
Secretary, or hand delivered to our Secretary at or before the taking of the vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

     Our board of directors has fixed the close of business on May 22, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Accordingly, only holders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 24,558,570 shares of common stock, constituting all of the voting stock of Digital Impact. As of the Record Date, there were approximately 5,800 holders of record of our common stock. Each holder of record of our common stock on the Record Date is entitled to one vote per share at the Annual Meeting, which may be cast either in person or by properly executed proxy.

VOTING AND SOLICITATION

     A plurality of the shares present in person or represented by proxy at the meeting entitled to vote in the Annual Meeting and actually cast will elect the directors. In all other matters submitted to a vote of stockholders, a majority of the votes cast will approve or disapprove a proposal. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting during ordinary business hours at our headquarters located at 177 Bovet Road, Suite 200, San Mateo, CA 94402. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares which abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to a particular matter.

PROXIES

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

     All shares of our common stock which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

     We will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. Our directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals in writing to the Secretary of Digital Impact in a timely manner. In order to be included in our proxy materials for the annual meeting of stockholders to be held in the year 2001, stockholder proposals must be received by our Secretary no later than February 20, 2001, and must otherwise comply with the requirements of 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, our Bylaws establish an advance notice procedure for stockholder proposals including the nomination for the election of directors. For proposals and nominations to be properly brought before the meeting by a stockholder, the stockholder must provide written notice delivered to or mailed to and received by our Secretary at least 90 days prior to the anniversary date of the immediately preceding annual meeting. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, California, 94402, Attention: Secretary.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at our 2001 annual meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so not later than May 4, 2001. If a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 annual meeting.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of the board of directors will be elected each year. To implement the classified structure, prior to the consummation of our initial public offering in November 1999, two directors were elected to a one-year term, one was elected to a two-year term and two were elected to three-year terms. In this election and in all future elections, directors will be elected to serve for three years and until their successors are duly elected and qualified. Gerardo Capiel and Warren Packard are Class I directors whose terms expire at the Annual Meeting. Ruthann Quindlen is a Class II director whose term expires at the 2001 annual meeting. Michael Brown and William Park are Class III directors whose terms expire at the 2002 annual meeting.

                   CLASS                     EXPIRATION OF TERM      BOARD MEMBERS
                   -----                     ------------------      -------------
Class I....................................  2000 Annual Meeting    Gerardo Capiel
                                                                    Warren Packard
Class II...................................  2001 Annual Meeting    Ruthann Quindlen
Class III..................................  2002 Annual Meeting    Michael Brown
                                                                    William Park

     Our board of directors has nominated the Class I directors named above to serve for an additional three years and until their successors are duly elected and qualified. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the re-election of the Class I directors, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors. There are no family relationships among any of our directors, officers or key employees.

NOMINEES

          NAME            CLASS    AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
          ----            -----    ---          --------------------------------------------
Gerardo Capiel..........    I      31     Gerardo Capiel has served as our Chief Technology
                                          Officer and as a member of our board of directors since
                                          he co-founded Digital Impact in October 1997. From
                                          August 1996 to August 1997, Mr. Capiel was Director of
                                          Internet/ Internet Solutions for Altro Solutions, an
                                          information technology and business process consulting
                                          firm. From June 1995 to September 1995, Mr. Capiel was a
                                          marketing analyst at Broadvision, an internet
                                          applications software company. Prior to that, Mr. Capiel
                                          held various positions at Altro Solutions. Mr. Capiel
                                          holds a B.S. in engineering systems and computation from
                                          the Massachusetts Institute of Technology and an M.B.A.
                                          from Stanford University.
Warren Packard..........    I      32     Warren Packard has served as a member of our board of
                                          directors since March 1998. Mr. Packard is a partner of
                                          Draper Fisher Jurvetson, with which he has been
                                          associated since June 1997. From January 1996 to June
                                          1997, Mr. Packard founded and served as the Vice
                                          President of Business Development of Angara E-Commerce
                                          Services. From June 1996 to January 1997, Mr. Packard
                                          was an associate at Institutional Venture Partners. Mr.
                                          Packard also serves on the board of directors of FogDog
                                          Sports and several private companies. Mr. Packard holds
                                          a B.S. and M.S. in mechanical engineering and an M.B.A.
                                          from Stanford University.

CONTINUING DIRECTORS

          NAME            CLASS    AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
          ----            -----    ---          --------------------------------------------
Ruthann Quindlen........    II     46     Ruthann Quindlen has served as a member of our board of
                                          directors since November 1998. Since June 1994, Ms.
                                          Quindlen has been a general partner of Institutional
                                          Venture Partners, a venture capital investment firm. Ms.
                                          Quindlen serves on the board of directors of HearMe,
                                          Inc., an internet media company, and on the board of
                                          directors of several private companies. Ms. Quindlen
                                          holds a B.S. in economics from Georgetown University and
                                          an M.B.A. from the Wharton School of the University of
                                          Pennsylvania.
Michael Brown...........   III     41     Michael Brown has served as a member of our board of
                                          directors since September 1999. Mr. Brown also serves as
                                          Chief Executive Officer of Quantum Corporation, a data
                                          storage company, a position he has held since September
                                          1995. In May 1998, he was also appointed Chairman of the
                                          board of directors of Quantum. Prior to September 1995,
                                          Mr. Brown held several other positions at Quantum. Mr.
                                          Brown holds a B.A. in economics from Harvard University
                                          and an M.B.A. from Stanford University.
William Park............   III     32     William Park has served as our President and Chief
                                          Executive Officer since July 1999 and serves as Chairman
                                          of our board of directors, a position he has held since
                                          he co-founded Digital Impact in October 1997. From July
                                          1996 until November 1996, Mr. Park was Director of
                                          Profile Marketing for NetAngels, an internet company
                                          focused on web personalization technologies. From 1989
                                          to 1994, Mr. Park held a variety of marketing positions
                                          at ZAI*NET Software, Inc., an enterprise software
                                          company, where he became Vice President of Marketing in
                                          1993. Mr. Park holds a B.A. from the University of
                                          Pennsylvania and an M.B.A. from Stanford University.

BOARD OF DIRECTORS' MEETING AND COMMITTEES

     Our board of directors held nine meetings during the fiscal year ended March 31, 2000 and acted by written consent twice. Our board of directors has an audit committee and a compensation committee.

     Our audit committee currently consists of Ms. Quindlen and Mr. Packard. The functions of our audit committee include recommending reappointment of our independent accountants to our board of directors and reviewing (i) the scope of our independent accountants' annual audit and their compensation, (ii) our general policies and procedures with respect to internal auditing, accounting and financial controls and (iii) any change in accounting principles, significant audit adjustments proposed by our accountants and recommendations that our accountants may have with respect to our policies and procedures. During the fiscal year ended March 31, 2000, our audit committee met twice.

     Our compensation committee currently consists of Ms. Quindlen and Mr. Brown. Our compensation committee establishes salaries, incentives and other forms of compensation for officers and other employees. This committee also administers our incentive compensation and benefit plans. During the fiscal year ended March 31, 2000, our compensation committee met twice.

     Our board of directors currently has no nominating committee or committee performing a similar function. No director attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which such director served during the fiscal year ended March 31, 2000.

DIRECTOR COMPENSATION

     Directors do not currently receive any cash compensation from us for their service as members of our board of directors. Directors who are employees of Digital Impact are eligible to participate in our 1998 stock plan. Directors who are not employees of Digital Impact are eligible to participate in our 1999 director option plan. Our 1999 director option plan generally provides for an automatic initial grant of an option to purchase 20,000 shares of our common stock to each non-employee director on the later to occur of the effective date of the plan or the date on which a person first becomes a non-employee director. After the initial grant, a non-employee director will be granted a subsequent option to purchase 5,000 shares of our common stock each year on the date of our annual meeting of stockholders, if on such date he or she has served as a director for at least six months. These grants have a term of ten years. Each initial option grant will vest as to 25% of the shares issuable under the option on each of the first four anniversaries of its date of grant and each subsequent option grant will be fully vested at the time of grant. The exercise price of all options granted under our 1999 director option plan is 100% of the fair market value per share of our common stock on the date of grant.

     No grants of options have been made to date under our 1999 director option plan. Mr. Packard and Ms. Quindlen waived their initial grants of 20,000 options under this plan. Mr. Brown, who served on our board of directors prior to our adoption of the 1999 director option plan, was previously granted 30,000 non-qualified stock options under our 1998 stock plan and did not receive a separate initial grant of 20,000 options under our 1999 director option plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our compensation committee is an officer or employee of Digital Impact. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

       PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO OUR 1998 STOCK PLAN

     General. At the Annual Meeting, you will be asked to approve an amendment to our 1998 stock plan that has been approved by our board of directors.

     History. Our 1998 stock plan was originally adopted by our board of directors and approved by our stockholders in March 1998. In connection with our initial public offering, the plan was subsequently amended and restated by our board of directors and approved by our stockholders in October 1999. On May 23, 2000, our board of directors approved an amendment to our 1998 stock plan which, subject to stockholder approval, (i) increases the number of shares reserved for issuance under the plan by 2,500,000 shares to 11,295,000 shares and (ii) adjusts the rate of the plan's annual stock replenishment from 4% to 5% of our outstanding shares of common stock. Our 1998 stock plan, as amended and restated and as described in this proposal, is attached as Appendix A. On May 31, 2000, the closing price of our common stock as quoted on the Nasdaq National Market was $11.25.

     Description of Plan. Our 1998 stock plan, as amended, provides for the grant of incentive stock options to employees and for the grant of nonstatutory stock options and stock purchase rights to employees, directors and consultants. Unless terminated sooner, the 1998 stock plan will terminate automatically in 2009.

     As amended by our board of directors, a total of 11,295,000 shares of our common stock have been reserved for issuance under our 1998 stock plan. Annual share increases are currently scheduled to occur under the 1998 stock plan, beginning on January 1, 2001, equal to the lesser of 1,500,000 shares of common stock, 4% of our outstanding shares of our common stock or an amount determined by our board of directors. As amended, this annual replenishment will equal the lesser of 1,500,000 shares of common stock, 5% of our outstanding shares of our common stock or an amount determined by our board of directors. As of May 31, 2000, options to purchase 5,932,740 shares of our common stock were outstanding under the 1998 stock plan and, subject to stockholder approval, 4,329,663 were available for future issuance.

     The administrator of our 1998 stock plan has the power to determine, among other things: (i) the terms of the options or stock purchase rights granted, including the exercise price of the option or stock purchase right, (ii) the number of shares issuable under each option or stock purchase right, (iii) the exercisability of each option or stock purchase right and (iv) the form of consideration payable upon the exercise of each option or stock purchase right.

     Our compensation committee administers our 1998 stock plan. Our board of directors may amend, suspend or terminate our 1998 stock plan, so long as no such action affects any shares of common stock previously issued and sold or any option previously granted under the 1998 stock plan. During any fiscal year, an optionee may be granted options to purchase a maximum of 1,000,000 shares. However, in connection with an optionee's initial employment with us, such optionee may be granted an option covering an additional 1,000,000 shares.

     Options and stock purchase rights granted under our 1998 stock plan are generally not transferable by the optionee, and each option and stock purchase right is exercisable during the lifetime of the optionee only by such optionee. Options granted under the 1998 stock plan must generally be exercised within 30 days after the end of optionee's status as an employee, director or consultant of our company, or within twelve months after such optionee's termination by death or disability, but in no event later than the expiration of the option's term.

     In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement grants us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with us for any reason, including death or disability. The purchase price for shares repurchased under the restricted stock purchase agreement must be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option lapses at a rate determined by the administrator.

     The exercise price of any incentive stock option granted under the 1998 stock plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options and stock purchase rights granted under the 1998 stock plan is determined by the administrator, but for nonstatutory stock options intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. For any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option granted must be at least equal to 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the 1998 stock plan may not exceed ten years.

     The 1998 stock plan provides that if we merge with or into another corporation, or sell substantially all of our assets, each option and stock purchase right shall be assumed or an equivalent option substituted by the successor corporation. If the outstanding options and stock purchase rights are not assumed or substituted by the successor corporation, each such award will terminate upon the closing of the transaction.

     U.S. Federal Income Tax Effects. The following summary sets forth certain of the federal income tax consequences to participants and to Digital Impact of awards granted under our 1998 stock plan.

     An employee to whom an incentive stock option qualifying under Section 422 of the Internal Revenue Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the employee's employer upon the grant or exercise of such incentive stock option. However, upon the exercise of an incentive stock option, any excess in the market price of the common stock over the option exercise price constitutes a tax preference item that may have alternative minimum tax consequences for the employee. When the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price of such shares and the option exercise price. If the employee does not hold such shares for the required period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Internal Revenue Code and the regulations thereunder and we will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     A participant to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises such non-qualified stock option, the participant will recognize ordinary compensation income equal to the difference, if any, between the option exercise price paid and the fair market value, as of the date of option exercise, of the shares the participant receives. The tax basis of such shares to such participant will be equal to the option exercise price paid plus the amount includable in the participant's gross income, and the participant's capital gains holding period for such shares will commence on the date on which the participant recognized taxable income in respect of such shares. Subject to the applicable provisions of the Internal Revenue Code and regulations thereunder, we will generally be entitled to a federal income tax deduction in respect of a non-qualified stock option in an amount equal to the ordinary compensation income recognized by the participant.

     Generally, no income will be recognized by a participant in connection with the grant of a stock purchase right or the exercise of the right for unvested stock, unless an election under Section 83(b) of the Internal Revenue Code is filed with the Internal Revenue Service within 30 days of the date of exercise of the stock purchase right. Otherwise, as our repurchase option lapses, the participant will recognize compensation income in an amount equal to the difference between the market price of the stock at the time our repurchase option lapses and the amount paid for the stock, if any. Upon a participant's disposition of the shares, any gain or loss is treated as capital gain or loss. If the participant is also an employee, any amount treated as compensation will be subject to tax withholding, and we will be entitled to a tax deduction in that amount at the time the participant recognizes ordinary income with respect to a stock purchase right.

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting at which a quorum is present is required to approve the proposed amendment.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO OUR 1998 STOCK PLAN AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT.

   PROPOSAL NO. 3 -- RATIFICATION OF REAPPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Our board of directors, upon the recommendation of the audit committee, has appointed PricewaterhouseCoopers LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending March 31, 2001. This reappointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has served as our independent accountants since 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting at which a quorum is present is required to ratify the board of directors' selection of PricewaterhouseCoopers LLP. If the reappointment is not ratified, the board of directors will seek other independent accountants.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001 AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
         MANAGEMENT STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows information regarding the beneficial ownership of our common stock as of May 31, 2000 by the following individuals or groups:

     - each person or entity who is known by us to own beneficially more than 5% of our outstanding common stock;

     - each of our executive officers named in the summary compensation table;

     - each of our directors; and

     - all directors and executive officers as a group.

     Unless otherwise indicated, and except for any rights these persons' spouses may have, the persons listed below have sole voting and investment power for shares of our common stock shown as beneficially owned by them. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power for the shares. Percentage of beneficial ownership is based on 24,661,933 shares of common stock outstanding as of May 31, 2000. Each beneficial owner's percentage ownership assumes the exercise or conversion of all options, warrants and other convertible securities held by such person and that are exercisable or convertible 60 days after May 31, 2000. Except as otherwise noted, the address of each person listed is c/o Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, California 94402.

                                                                                            OPTIONS
                                                                                          EXERCISABLE
                                                                           PERCENTAGE      WITHIN 60
                                                      NUMBER OF SHARES      OF SHARES      DAYS AFTER
                 NAME AND ADDRESS                    BENEFICIALLY OWNED    OUTSTANDING    MAY 31, 2000
                 ----------------                    ------------------    -----------    ------------
Entities affiliated with Institutional Venture
  Partners.........................................       4,781,160           19.4%               --
  3000 Sand Hill Road
  Building 2, Suite 290
  Menlo Park, California 94025
Entities affiliated with Draper Fisher Jurvetson...       4,625,790           18.8%               --
  400 Seaport Court, Suite 250
  Redwood City, California 94063
Gilder Gagnon Howe & Co., LLC......................       1,788,105            7.3%
  1775 Broadway, 26th Floor
  New York, NY 10019
William Park.......................................       3,600,000           14.6%               --
Gerardo Capiel.....................................       2,066,000            8.4%               --
David Oppenheimer..................................         275,500            1.1%          255,000
Raymond Kaupp......................................         310,820            1.3%          196,712
Alan Flohr.........................................         395,000            1.6%          390,000
Ruthann Quindlen...................................       4,794,160           19.4%               --
Warren Packard.....................................       4,632,790           18.8%               --
Michael Brown......................................          30,000              *            30,000
All executive officers and directors as a group (10
  persons).........................................      16,306,770           63.3%        1,074,212

---------------
* Less than 1% of the outstanding shares of common stock.

     The shares listed above for entities affiliated with Institutional Venture Partners consist of 4,660,032 shares held by Institutional Venture Partners VIII, L.P., 70,128 shares held by IVM Investment Fund VIII, LLC, 15,828 shares held by IVM Investment Fund VIII-A, LLC and 35,172 shares held by IVP Founders Fund I, L.P. Ruthann Quindlen, a member of our board of directors, is a general partner of Institutional Venture Partners. The shares listed above for Draper Fisher Jurvetson consist of 4,301,986 shares held by Draper Fisher Associates Fund IV, L.P., and 323,804 shares held by Draper Fisher Part-ners IV, L.L.C. Warren Packard, a member of our board of directors, is a general partner of Draper Fisher Jurvetson.

     A portion of the shares listed above for William Park and Gerardo Capiel are subject to a repurchase option in favor of the Company which lapses over a four-year period, which commenced in November 1997. The shares listed above for Warren Packard and Ruthann Quindlen include all shares beneficially owned by entities affiliated with Draper Fisher Jurvetson and entities affiliated with Institutional Venture Partners, respectively, but Mr. Packard and Ms. Quindlen disclaim beneficial ownership of the shares held by these entities except to the extent of their pecuniary interest in these entities. In addition, Mr. Packard and Ms. Quindlen have sole voting and investment power over 7,000 shares and 13,000 shares, respectively.

     The shares listed above for William Park include 360,000 shares held by Mr. Park as trustee of the William C. Park Annuity Trust I, and 180,000 shares held by Mr. Park as trustee of the William C. Park Annuity Trust II. Both trusts are for the benefit of Mr. Park's family and expire in November 2003.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPOSITION OF THE COMMITTEE

     During the fiscal year ended March 31, 2000, the compensation committee of our board of directors consisted of Ms. Quindlen and Mr. Brown, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and a "non-employee director" under Rule 16b-3 of the Exchange Act.

CHARTER

     The compensation committee is a standing committee of our board of directors. Its primary functions are to establish salaries, benefits, stock options and other compensation for all employees and to administer the 1998 stock plan with respect to options granted to our executive officers.

EXECUTIVE COMPENSATION PHILOSOPHY

     As a high-level strategy guideline, we seek to grow our business while attracting and retaining quality executives and managers. As such, the compensation committee has designed our executive compensation program to align with the achievement of our financial goals and key business objectives. During the fiscal year ended March 31, 2000, we sought to attract high caliber new members to the management team, as well as to secure the continued participation of critical members of the existing management team. In the months leading up to our initial public offering, we extended an employment offer to David Oppenheimer, our current chief financial officer, as well as other members of our present leadership team.

COMPONENTS OF EXECUTIVE COMPENSATION AT DIGITAL IMPACT

     Compensation for our executive officers generally consists of base salary, annual cash bonus and stock options. The compensation committee assesses the past performance and/or anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

  Base Salary

     The salaries of the executive officers are determined annually with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies in the high technology industry. In addition to analyzing competitive data, the compensation committee makes discretionary and subjective determinations of appropriate compensation amounts to reflect our philosophy of paying for performance. The compensation committee places considerable weight upon the recommendations of the chief executive officer in the case of the other executive officers. However, all awards of compensation are ultimately based upon the compensation committee's judgment regarding the need to incentivize and retain the particular executive, taking into account the individual's contributions to our long-term profitability and return to stockholders.

     During the fiscal year ended March 31, 2000, we increased the salaries of three of our current executive officers, both as a reward for continuing contribution and performance and in order to bring their salaries in line with executives of similar employers. We raised the salaries of our executives as follows: Chief Executive Officer: from $125,000 to $200,000; Chief Technology
Officer: from $125,000 to $175,000; and Vice President, Sales: from $165,000 to $200,000.

  Annual Bonus Incentive

     One of the early decisions of the compensation committee was to establish the goals and measurements associated with the annual bonus incentive plan to align executive pay with achievement of critical strategies and operating goals. For the fiscal year ended March 31, 2000, we calculated the bonus pool available for all employees and executives based on our overall performance. Individual executives' bonuses were determined based on each such individual's contribution to our performance during that period. The bonus payouts for the fiscal year ended March 31, 2000 recognize, among other things, the significant efforts put forth by our executive team in completing our initial public offering.

LONG-TERM INCENTIVES

     Stock options are designed to align the interests of executives with the long-term interests of the stockholders. The compensation committee believes that stock options directly motivate our executive officers to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage our executives to continue in our employ. The compensation committee determines the number of shares based on our business plans, the executive's level of responsibility, individual performance, historical award data and competitive practices for comparable positions in similar companies.

     We have never granted stock options to either Mr. Park or Mr. Capiel, each of whom has significant holdings of our common stock which are subject to a repurchase right which lapses over four years. Currently, our purchase right has lapsed with respect to approximately 62.5% of the shares originally held by Mr. Park and 67.4% of the shares originally held by Mr. Capiel. In the event that either executive's employment terminates prior to our repurchase right lapsing with respect to all of the executive's shares, we may repurchase the shares still subject to our repurchase right at a nominal price. Option grants to our named executive officers are set forth in the table in this Proxy Statement entitled "Option Grants in Last Fiscal Year" in the section entitled "EXECUTIVE COMPENSATION".

     In the high technology industry, and in the San Francisco Bay Area in particular, attracting and retaining both executives and other employees is a high priority. All employees, including our executive officers, have many employment opportunities from which to choose. To attract and retain high caliber individuals, we must be able to offer stock-based compensation. We have undergone significant growth in our employee population since our initial public offering, and it is likely that we will not have a sufficient number of shares under the 1998 stock plan to satisfy our hiring needs, even with the limited increase scheduled to occur on January 1, 2001. For this reason, our board of directors, upon the recommendation of the compensation committee, has amended our 1998 stock plan to increase the number of shares authorized for issuance under the plan and to increase the number of shares that are added to the plan annually. We have put forth these increases in this Proxy Statement for your approval.

POLICY REGARDING SECTION 162(m) OF THE INTERNAL REVENUE CODE

     As a company with publicly-traded securities, we are subject to Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain compensation payments to our executive officers. This section also provides for certain exemptions to the limitations, specifically compensation that is "performance-based" within the meaning of Section 162(m). The compensation committee has generally endeavored to structure our executive compensation plans to achieve deductibility under Section 162(m) with minimal sacrifice in flexibility and objectives. However, deductibility is not the sole factor used in designing and determining appropriate compensation. The compensation committee may, in the future, enter into compensation arrangements that are not deductible under Section 162(m).

CONCLUSION

     The compensation committee believes that long-term stockholder value is enhanced by company and individual performance and achievement. The compensation plans that the compensation committee has adopted for our executive officers are based on achievement of performance goals, as well as competitive pay practices. The compensation committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment. In this regard, equity compensation in the form of stock options is vital to this objective and, therefore, to our long-term success.

    Compensation Committee of the
     Board of Directors of Digital Impact, Inc.
                                               Ruthann Quindlen
                                               Michael Brown

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information about the compensation earned for services rendered to us in all capacities for the fiscal years ended March 31, 2000 and March 31, 1999 by our chief executive officer and each of the other four most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended March 31, 2000. These officers are referred to as the named executive officers throughout this Proxy Statement. David Oppenheimer and Al Flohr joined us during the fiscal year ended March 31, 2000.

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                     ------------
                                         ANNUAL COMPENSATION          SECURITIES
                                     ----------------------------     UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR     SALARY      BONUS        OPTIONS       COMPENSATION
    ---------------------------      ----    --------    --------    ------------    ------------
William Park.......................  2000    $148,956    $ 50,000           --               --
  Chairman, President and            1999      83,333          --           --               --
  Chief Executive Officer
Gerardo Capiel.....................  2000     138,590      40,000           --         $126,661(1)
  Chief Technology Officer           1999      87,500          --           --               --
David Oppenheimer..................  2000     150,865      40,000      275,000               --
  Vice President, Finance, Chief
  Financial Officer, Treasurer and
  Secretary
Raymond Kaupp(2)...................  2000     172,189      30,000       50,000               --
  Vice President, Marketing          1999     131,969       7,875      260,820               --
Alan Flohr.........................  2000     179,830     118,570      400,000           47,447(3)
  Vice President, Sales

---------------
(1) Represents the value of 270,000 shares of our common stock issued to Mr. Capiel and our reimbursement of taxes incurred by Mr. Capiel in connection with this issuance.

(2) Mr. Kaupp resigned his position with us in May 2000.

(3) Represents reimbursement of moving expenses and taxes incurred by Mr. Flohr in connection with this reimbursement, paid pursuant to the terms of Mr. Flohr's employment agreement.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows information regarding stock options granted to each of the named executive officers during the fiscal year ended March 31, 2000, including the potential realizable value over the term of the options based on assumed rates of stock price appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

     The percentages below are based on a total of 3,835,200 shares issuable under options granted by us during the fiscal year ended March 31, 2000. The options in the table were granted under our 1998 stock plan with exercise prices equal to the fair market value of the underlying common stock on the date of grant. All options listed below are immediately exercisable upon grant. However, we may repurchase any unvested shares at their cost if the optionee's service with us terminates.

     Mr. Oppenheimer's options vest over a four-year period, with 6.25% vesting at the end of the first three months of his employment and the remainder vesting in equal monthly installments over the remainder of the four-year vesting period. Mr. Kaupp's options and Mr. Flohr's grant of 100,000 options vest over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments over the remainder of the four-year vesting schedule. Mr. Flohr's grant of 300,000 options vests over a four-year period, with 12.5% vesting at the end of the first six months of his employment and the remainder vesting in equal monthly installments over the remainder of the four-year vesting period.

     Pursuant to requirements of the Securities and Exchange Commission, the potential realizable value calculations in the table below assume that the initial public offering price of $15.00 per share was the fair market value of the common stock on the date of grant and that the price of the applicable stock increases from the date of grant until the end of the ten-year option term at the annual rates specified. There is no assurance provided to any holder of our securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% level or at any other defined level.

                                               INDIVIDUAL GRANTS
                            --------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF                                                     ASSUMED ANNUAL RATES OF
                              SHARES     PERCENTAGE OF                                  STOCK PRICE APPRECIATION FOR
                            UNDERLYING   TOTAL OPTIONS                                          OPTION TERM
                             OPTIONS      GRANTED TO     EXERCISE PRICE   EXPIRATION   ------------------------------
           NAME              GRANTED       EMPLOYEES       PER SHARE         DATE           5%              10%
           ----             ----------   -------------   --------------   ----------   -------------   --------------
William Park..............        --           --               --              --              --               --
Gerardo Capiel............        --           --               --              --              --               --
David Oppenheimer.........   275,000          7.2%           $2.50         8/12/09      $6,031,690      $10,011,688
Raymond Kaupp.............    50,000(1)       1.3%            2.50         9/15/09       1,096,671        1,820,307
Alan Flohr................   300,000          7.8%            0.25          4/8/09       7,255,026       11,596,841
                             100,000          2.6%            2.50          7/7/09       2,193,342        3,640,614

---------------
(1) Mr. Kaupp forfeited all of these options upon his resignation in May 2000.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding stock options exercised by and held by our named executive officers. The value of unexercised in-the-money options at March 31, 2000 is based on the closing market price of our common stock on March 31, 2000, minus the exercise price, multiplied by the number of shares underlying the option.

                           STOCK OPTION EXERCISES AND
                             FISCAL YEAR-END VALUES

                                                                                      VALUE OF UNEXERCISED IN-THE-
                                                           NUMBER OF UNEXERCISED              MONEY OPTIONS
                               SHARES                    OPTIONS AT MARCH 31, 2000          AT MARCH 31, 2000
                              ACQUIRED       VALUE      ---------------------------   -----------------------------
           NAME              ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
           ----              -----------   ----------   -----------   -------------   ------------   --------------
William Park...............         --             --          --          --                  --         --
Gerardo Capiel.............         --             --          --          --                  --         --
David Oppenheimer..........         --             --     275,000          --          $9,092,188         --
Raymond Kaupp..............    114,108     $3,563,593     196,712          --           6,867,636         --
Alan Flohr.................         --             --     400,000          --          13,900,000         --

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Mr. Oppenheimer is party to an employment agreement dated July 29, 1999. Under the agreement, we agreed to pay Mr. Oppenheimer an annual salary of $225,000, and granted him an option to purchase 275,000 shares of our common stock. If we terminate Mr. Oppenheimer's employment without cause, he will be entitled to receive continued payment of his base salary for three months as severance. If within twelve months after we undergo a change in control, Mr. Oppenheimer's employment is terminated without cause or he terminates his employment as a result of a reduction in his compensation, a change in his responsibilities or refusal of the successor company to assume our responsibilities under his employment agreement, 50% of his unvested shares will become vested as of the date of his termination of employment. A change of control is defined as a merger or reorganization in which we are not the surviving corporation, our transfer of all or substantially all of our assets, our liquidation or dissolution, or if any person becomes the beneficial owner of 50% or more of our voting stock.

     Mr. Flohr is party to an employment agreement dated March 12, 1999. Under this agreement, we agreed to pay Mr. Flohr an annual salary of $165,000, and granted him an option to purchase 300,000 shares of our common stock. If we terminate Mr. Flohr's employment without cause, he will be entitled to receive continued payment of his base salary for six months as severance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1999, we sold shares of our series C preferred stock convertible into an aggregate of 2,227,294 shares of our common stock to affiliates of Institutional Venture Partners and Draper Fisher Jurvetson. The sale price was approximately $4.78 per share and the capital raised was used to finance our ongoing operations. Upon the closing of our initial public offering, the series C preferred stock was automatically converted into shares of common stock.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to our stockholders, the NASDAQ Composite Index and the Hambrecht & Quist Internet Index. The graph assumes that $100 was invested in our common stock and in each index on November 22, 1999, the date of our initial public offering, and assumes the reinvestment of dividends. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                COMPARISON OF SIX-MONTH CUMULATIVE TOTAL RETURN
                AMONG DIGITAL IMPACT, INC., THE NASDAQ COMPOSITE
                        INDEX AND THE H&Q INTERNET INDEX

                               PERFORMANCE GRAPH

                                                  DIGITAL IMPACT, INC.       NASDAQ COMPOSITE INDEX        H&Q INTERNET INDEX
                                                  --------------------       ----------------------        ------------------
11/22/99                                                   100                         100                         100
12/31/99                                                   334                         120                         142
1/31/00                                                    320                         116                         135
2/29/00                                                    190                         138                         164
3/31/00                                                    237                         135                         149
4/28/00                                                     82                         114                         109
5/31/00                                                     75                         100                          96

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the Securities and Exchange Commission their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 under the Exchange Act furnished to us, we believe that during the fiscal year ended March 31, 2000, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis, with the exception of Warren Packard, whose purchase of 7,000 shares of our common stock was reported late.

                                          By Order of the Board of Directors

                                          /s/ DAVID OPPENHEIMER
                                          David Oppenheimer
                                          Vice President, Finance, Chief
                                          Financial
                                          Officer, Treasurer and Secretary

                                                                      APPENDIX A

                              DIGITAL IMPACT, INC.

                                1998 STOCK PLAN
                     (AMENDED AND RESTATED OCTOBER 5, 1999;
                       AMENDED AND RESTATED MAY 23, 2000)

     1. Purposes of the Plan. The purposes of this 1998 Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - provide additional incentive to Employees, Directors and Consultants, and

     - To promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     (f) "Common Stock" means the common stock of the Company.

     (g) "Company" means Digital Impact, Inc., a Delaware corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (n) "IPO Effective Date" means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company's common stock as effective.

     (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

     (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "Option" means a stock option granted pursuant to the Plan.

     (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

     (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

     (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

     (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (y) "Plan" means this 1998 Stock Plan.

     (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

     (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

     (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (cc) "Section 16(b)" means Section 16(b) of the Exchange Act.

     (dd) "Service Provider" means an Employee, Director or Consultant.

     (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (ff) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

     (gg) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 11,295,000 Shares, plus an annual increase to be added on January 1 of each year, beginning in 2001, equal to the lesser of (i) 1,500,000 shares, (ii) 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 13.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the amendment and restatement of the Plan shall become effective upon the date of stockholder approval of the Plan in October 1999; provided, however, that amendments that would cause the Plan or Options granted hereunder to fail to comply with applicable California "blue sky" securities laws shall not be effective until the IPO Effective Date. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in October 1999, unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

           (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death (unless otherwise provided for in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
(12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

     (c) Merger. In the event of a merger of the Company with or into another corporation, or a sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If, in such event, an Option or Stock Purchase Right is not assumed or substituted for, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                              DIGITAL IMPACT LOGO

[PROXY CARD]

                                   DETACH HERE

                                      PROXY

                              DIGITAL IMPACT, INC.

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF DIGITAL IMPACT, INC.

The undersigned stockholder of Digital Impact, Inc., a Delaware corporation ("Digital Impact"), hereby appoints WILLIAM PARK and DAVID OPPENHEIMER as proxies for the undersigned, with full power of substitution, to attend the 2000 Annual Meeting of Stockholders of Digital Impact to be held on Friday, July 21, 2000 at 1:00 p.m., local time, at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.


  ---------------                                              ---------------
    SEE REVERSE                                                  SEE REVERSE
        SIDE                                                        SIDE
  ---------------                                              ---------------

                                   DETACH HERE

        PLEASE MARK
   [X]  VOTES AS IN
        THIS EXAMPLE.


       1.    Election of Class I Directors:

       Nominee: (01) Gerardo Capiel

     FOR                             WITHHELD
 THE NOMINEE    [ ]           [ ]    FROM THE
                                      NOMINEE

        Nominee: (02) Warren Packard


     FOR                             WITHHELD
 THE NOMINEE    [ ]           [ ]    FROM THE
                                      NOMINEE

2.    To approve an amendment to our 1998 Stock Plan       FOR       AGAINST         ABSTAIN
      which (i) increases by 2,500,000 shares the
      number of shares reserved for issuance under the     [ ]         [ ]              [ ]
      Plan and (ii) adjusts the rate of the Plan's
      annual stock replenishment from 4% to 5% of our
      outstanding shares.

3.    To ratify the reappointment by Digital Impact's      FOR       AGAINST         ABSTAIN
      board of directors of PricewaterhouseCoopers LLP
      to serve as Digital Impact's independent             [ ]         [ ]              [ ]
      accountants for the fiscal year ending March 31,
      2001.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give your full title under your signature.


Signature: ______________________________ Date: ________________________________